Exhibit 10.49
                      FORM OF NON-RECOURSE PROMISSORY NOTE

_________________                                                 March 20, 2002

         FOR VALUE  RECEIVED,  the  undersigned,  __________________  ("Maker"),
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hereby promises to pay to the order of AVERY COMMUNICATIONS,  INC. ("Payee"), at
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190 South LaSalle  Street,  Suite 1710,  Chicago,  Illinois  60603, on or before
October 19, 2002 (the "Maturity  Date"), in lawful money of the United States of
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America, the principal sum of  __________________________________ ($ ), together with interest on the outstanding principal balance from day to day remaining, in like money, at a rate per annum equal to 6.6% (the "Contract Rate").
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         This promissory  note (this "Note") is a restatement  and  replacement,
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but not an  extinguishment  or novation,  of that certain  Promissory  Note (the
"Original Note"), dated as of October 19, 2000, in the original principal amount
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of  $_______________  payable by Maker to the order of Payee.  The Original Note inadvertently  omitted (i) the paragraph  contained herein  specifying that this
Note is non-recourse and the Maker will look solely to the collateral described herein for the payment hereof and (ii) the paragraph describing the collateral securing the payment hereof and granting a security interest therein.

         Accrued interest on the outstanding unpaid principal balance hereof shall be due and payable on the Maturity Date. Any payments of interest not paid when due shall be added to the outstanding principal balance hereof and shall bear interest as provided herein, which shall be referred to herein as "Compounding Annual Interest." All accrued but unpaid interest hereon, together
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with the  outstanding  unpaid  principal  balance of this  promissory note (this
"Note"),  shall be due and payable in full on the Maturity  Date.  The foregoing
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notwithstanding,  all accrued interest on this Note, and the outstanding  unpaid principal balance hereof, shall be immediately due and payable in full upon the earlier of (i) the maturity of the principal of this Note, whether by acceleration or otherwise, (ii) the termination of Maker's employment with Payee or any of its subsidiaries, or (iii) the sale by Maker of the shares of Payee's Common Stock, par value $0.01 per share (the "Common Stock"), which have been
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pledged as collateral securing this Note as set forth below.

         Maker hereby pledges, assigns, transfers and delivers to Payee, and grants to Payee, a first priority security interest in all of the following (collectively, the "Collateral"): (i) the shares of Common Stock set forth on
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Exhibit A attached hereto (the "Shares");  (ii) any and all cash, money, checks,
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deposit  accounts,  securities,  proceeds,  dividends,  distributions  and other property of any kind at any time and from time to time receivable or otherwise distributed in respect of or in exchange for the Shares or any portion thereof; and (iii) whatever is received upon the sale, exchange, collection or other disposition of the Collateral described in (i) or (ii) preceding or proceeds, including, without limitation, any and all present and future cash, money, checks, deposit accounts, accounts, certificates of deposit, securities, general intangibles, chattel paper and other proceeds of every type and description whatsoever arising from or by virtue of, or from the sale, transfer or distribution of, or claims against any other person or entities with respect to, all or any part of the Collateral described in (i) or (ii) preceding or proceeds. Maker hereby confirms that the certificates representing the Shares have at all times since the date of the Original Note been in the possession and control of Maker for the purpose of securing the payment of this Note. Maker represents and warrants to Payee that Payee has a valid and

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perfected  first  lien  security  interest  in the  Shares,  that such  security interest has been perfected in favor of Maker since the date of the Original Note, and that Maker has granted no other liens or security interests in the Shares since the date of the Original Note.

         Maker hereby covenants and agrees that Maker shall not (i) sell, transfer, exchange or otherwise dispose or agree to dispose of all or any portion of the Collateral (except pursuant to a sale of the Collateral to which the proceeds of such sale are paid directly to Payee in full satisfaction of the obligations of Maker under this Note); or (ii) further pledge, assign or deliver a security interest in the Collateral to any person other than Payee.

         Maker shall have no personal liability for the payment of this Note or for the performance or observance of any of the covenants, representations and warranties of Maker contained in the Note, and Payee agrees not to seek any damages or personal money judgment against Maker for any default under the Note, but in such event will look solely to the Collateral.

         Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 365 or 366 days, as the case may be.

         Maker shall have the right to prepay, at any time and from time to time without premium or penalty, the entire unpaid principal balance of this Note or any portion thereof.

         Maker shall be in default hereunder upon the happening of any of the following events or conditions (each such event or condition hereinafter referred to as an "Event of Default"):
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                  (a)  Maker  shall  fail to pay  when due any  principal  of or accrued and unpaid interest on this Note;

                  (b) Maker shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to himself or his debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for Maker or a substantial part of Maker's property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against Maker or shall make a general assignment for the benefit of creditors or shall generally fail to pay Maker's debts as they become due or shall take any action to authorize any of the foregoing;

                  (c) Any involuntary proceeding shall be commenced against Maker seeking liquidation, reorganization, or other relief with respect to Maker or Maker's debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for Maker or a substantial part of Maker's property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty
         (60) days;

                  (d) This Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability hereof shall be contested or challenged by Maker, or Maker shall deny that Maker has any further liability or obligation under this Note;

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                  (e) Maker, any guarantor,  surety, or other person ever liable for the  payment of this Note  shall,  if an  individual,  have died or
         become  incompetent,   or,  if  not  an  individual,  have  liquidated,
         dissolved or otherwise ceased to exist;

                  (f) Maker shall sell, transfer, exchange or otherwise dispose or agree to dispose of all or any portion of the Collateral (except pursuant to a sale of the Collateral to which the proceeds of such sale are paid directly to Payee in full satisfaction of Maker's obligations under this Note); or

                  (g) Maker shall further pledge, assign or deliver a security interest in the Collateral to any person other than Payee.

         Upon the occurrence and during the continuance of any Event of Default, the holder hereof may, at such holder's option, declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or the security interest granted herein, or any part hereof, and offset against this Note any sum or sums owed by the holder hereof to Maker. Maker expressly agrees that in the event the value of the Collateral securing Maker's obligations hereunder shall be less than the total amount due to Payee under this Note, Payee shall have the right to foreclose or otherwise enforce its security interest hereunder. Failure of the holder hereof to exercise the foregoing options shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default. It shall not be an Event of Default if Compounding Annual Interest occurs.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Note is performable in Cook County, Illinois. Any action or proceeding under or in connection with this Note against Maker or any other party ever liable for payment of any sums of money payable on this Note may be brought in any state or federal court in Cook County, Illinois. Maker and each such other party hereby irrevocably (i) submit to the nonexclusive jurisdiction of such courts, and (ii) waive any objection Maker or any such other party may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Nothing herein shall affect the right of Payee to bring any action or proceeding against Maker or any other party liable hereunder or with respect to any collateral in any state or federal court in any other jurisdiction. Any action or proceeding by Maker or any other party liable hereunder against Payee shall be brought only in a court located in Cook County, Illinois.

         Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder hereof. The holder of this Note shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of

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time for payment of any of said  indebtedness,  or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         THIS NOTE AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED BY MAKER IN CONNECTION WITH THE INDEBTEDNESS EVIDENCED BY THIS NOTE EMBODY THE FINAL, ENTIRE AGREEMENT OF MAKER AND PAYEE WITH RESPECT TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

                                  MAKER



                                  By:
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